UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7994

Western Asset Global Partners Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: August 31

Date of reporting period: February 28, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	February 28, 2015

WESTERN ASSET

GLOBAL PARTNERS INCOME FUND INC. (GDF)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Partners Income Fund Inc. for the six-month reporting period ended February 28, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

March 27, 2015

II	Western Asset Global Partners Income Fund Inc.

Investment commentary

Economic review

The U.S. economy expanded at a solid pace during the six months ended February 28, 2015 (the “reporting period”). The U.S. Department of Commerce reported that in the second quarter of 2014, U.S. gross domestic product (“GDP”)i growth was 4.6%. GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy continued to gain momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce reported that fourth quarter 2014 GDP growth was 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investments.

The U.S. manufacturing sector was another tailwind for the economy. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI reached a high of 59.0 in August, its best reading since March 2011. Manufacturing activity then moderated over the balance of the reporting period and the PMI was 52.9 in February 2015.

The improving U.S. job market was one of the factors supporting the overall economy during the reporting period. When the period began, unemployment was 5.9%, as reported by the U.S. Department of Labor. Unemployment generally declined during the reporting period and fell to 5.5% in February 2015, the lowest level since May 2008.

Growth outside the U.S. was mixed. In its January 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global growth will receive a boost from lower oil prices, which reflect to an important extent higher supply. But this boost is projected to be more than offset by negative factors, including investment weakness as adjustment to diminished expectations about medium-term growth continues in many advanced and emerging market economies.” From a regional perspective, the IMF said 2014 growth was 0.8% in the Eurozone, versus -0.5% in 2013. Japan’s economy expanded 0.1% in 2014, compared to 1.6% in 2013. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2014, with growth of 4.4% versus 4.7% in 2013.

Western Asset Global Partners Income Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on March 18, 2015, after the reporting period ended, the Fed removed “patient” from its statement regarding when it may raise rates. Rather, the Fed said it “… anticipates that it will be appropriate to raise the target range for the federal funds rate when it has seen further improvement in the labor market and is reasonably confident that inflation will move back to its 2 percent objective over the medium term.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. On June 5, 2014, before the beginning of the reporting period, the ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.60% on November 21, 2014 and to 5.35% on February 28, 2015 in an effort to stimulate growth.

Q. Did Treasury yields trend higher or lower during the six months ended February 28, 2015?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.48%. It fell as low as 0.34% on October 15, 2014, before ending the period at 0.63%. The yield on the ten-year Treasury began the period at 2.35%. It peaked at 2.63% on September 18, 2014 and concluded the period at 2.00%.

IV	Western Asset Global Partners Income Fund Inc.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generated mixed results during the reporting period. Performance fluctuated with investor sentiment given uncertainties regarding future Fed monetary policy, concerns over global growth and geopolitical issues. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 2.25% during the six months ended February 28, 2015.

Q. How did the high-yield bond market perform over the six months ended February 28, 2015?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, returned -0.08% for the six months ended February 28, 2015. High yield bonds were volatile during the reporting period, and posted positive returns in October 2014, as well as in January and February 2015, while declining in September, November and December 2014. While the underlying fundamentals in the high-yield market remained generally solid and defaults were well below their long-term average, the asset class was dragged down primarily due to sharply falling oil prices.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned -2.49% during the six months ended February 28, 2015. The asset class rose during four of the six months of the reporting period. However, this was overshadowed by sharp declines in September and December 2014. Those setbacks were triggered by a number of factors, including expectations for future Fed rate hikes, concerns over global growth, declining oil prices and weak investor demand.

Performance review

For the six months ended February 28, 2015, Western Asset Global Partners Income Fund Inc. returned -4.80% based on its net asset value (“NAV”)ix and -8.20% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned -0.08% and -2.49%, respectively, over the same time frame. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagex returned -1.60% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.44 per share. As of February 28, 2015, the Fund estimates that 99.30% of the distributions were sourced from net investment income and 0.70% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of February 28, 2015. Past performance is no guarantee of future results.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com.

Western Asset Global Partners Income Fund Inc.	V

Investment commentary (cont’d)

Performance Snapshot as of February 28, 2015 (unaudited)
Price Per Share	6-Month Total Return**
$10.92 (NAV)	-4.80	%†
$9.74 (Market Price)	-8.20	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GDF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDFX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and

Chief Executive Officer

March 27, 2015

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent in higher-rated and domestic investments. High-yield bonds, commonly known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. Derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance.

VI	Western Asset Global Partners Income Fund Inc.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 28, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 33 funds in the Fund’s Lipper category.

Western Asset Global Partners Income Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of February 28, 2015 and August 31, 2014 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — February 28, 2015

Total Spread Duration
GDF	— 4.70 years
Benchmark	— 5.64 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 50% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, 50% JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
GDF	— Western Asset Global Partners Income Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

2	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — February 28, 2015

Total Effective Duration
GDF	— 4.14 years
Benchmark	— 5.74 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 50% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, 50% JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
GDF	— Western Asset Global Partners Income Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	3

Schedule of investments (unaudited)

February 28, 2015

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 91.6%
Consumer Discretionary — 14.2%
Auto Components — 0.4%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	100,000	EUR	$126,755	(a)(b)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	500,000	EUR	587,731	(a)(b)
Total Auto Components					714,486
Automobiles — 0.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	260,000		291,525	(b)
Diversified Consumer Services — 0.5%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	160,000	GBP	274,158
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		339,300	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	210,000		221,025
Total Diversified Consumer Services					834,483
Hotels, Restaurants & Leisure — 3.4%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	220,000		189,750	(a)
Bossier Casino Venture Holdco Inc.	11.000%	2/9/18	94,815		97,233	(c)(d)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	374,665		328,731	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	80,000		84,000	(b)
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	210,000		186,900	(a)
Carlson Travel Holdings Inc., Senior Notes	7.500%	8/15/19	200,000		203,000	(a)(e)
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	320,000		344,000	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	390,000		426,075	(a)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	420,000		409,500
Cleopatra Finance Ltd., Senior Secured Notes	6.500%	2/15/25	330,000		329,587	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	300,000		262,500	(a)(b)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	494,000	GBP	816,430
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	220,000		235,950	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	180,000		188,775	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	800,000		867,000	(a)(b)
MGM Resorts International, Senior Notes	6.625%	12/15/21	40,000		43,600
Nathan’s Famous Inc., Senior Secured Notes	10.000%	3/15/20	80,000		80,000	(a)
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	580,000		587,250	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	58,000		61,770	(a)(b)
Total Hotels, Restaurants & Leisure					5,742,051
Household Durables — 0.9%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	410,000		438,187	(a)(e)

See Notes to Financial Statements.

4	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Household Durables — continued
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	350,000		$379,750
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	250,000		254,375
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	430,000		419,250	(a)
Total Household Durables					1,491,562
Media — 6.8%
Altice SA, Senior Secured Notes	7.750%	5/15/22	330,000		341,550	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	120,000		127,800	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	960,000		1,033,200	(b)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	110,000	EUR	135,538	(f)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	123,216	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	210,000		222,600
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	110,000		115,775
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	30,000		31,575
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	120,000		136,050
CSC Holdings LLC, Senior Notes	5.250%	6/1/24	440,000		450,450	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	285,000		322,406	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	390,000		416,813	(b)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,350,000		1,346,625
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	290,000		286,375	(a)
iHeartCommunications Inc., Senior Notes	10.000%	1/15/18	240,000		214,200
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	200,000		224,500	(a)(b)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	556,259		561,822	(a)(e)
Nexstar Broadcasting Inc., Senior Notes	6.125%	2/15/22	270,000		276,075	(a)
Numericable-SFR, Senior Secured Bonds	6.000%	5/15/22	290,000		295,438	(a)
Numericable-SFR, Senior Secured Bonds	6.250%	5/15/24	840,000		863,310	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	100,000	EUR	136,244	(a)(e)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	385,000		476,071	(b)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	139,000		169,932	(b)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	100,000	EUR	125,893	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	67,000	EUR	78,353	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	290,000		312,475	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	290,000		312,475	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	172,000		187,480	(a)(b)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	100,000	EUR	122,536	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	500,000	EUR	588,201	(f)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	560,000		607,600	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	340,000		$366,775	(a)
Virgin Media Finance PLC, Senior Notes	5.750%	1/15/25	200,000		212,750	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	350,000		334,250	(a)
Total Media					11,556,353
Multiline Retail — 0.4%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	80,000		82,200	(b)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	550,000		580,937	(a)(e)
Total Multiline Retail					663,137
Specialty Retail — 1.4%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	120,000	GBP	204,391	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	290,000		311,025	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	825,000	EUR	762,632	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	750,000		639,375	(a)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	180,000		197,550	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	376,000		383,990	(a)(e)
Total Specialty Retail					2,498,963
Textiles, Apparel & Luxury Goods — 0.2%
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	230,000		203,550	(a)(e)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	290,000		240,700	(a)(b)
Total Textiles, Apparel & Luxury Goods					444,250
Total Consumer Discretionary					24,236,810
Consumer Staples — 2.8%
Beverages — 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	250,000		248,750	(a)
Cott Beverages Inc., Senior Notes	6.750%	1/1/20	240,000		240,600	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	260,000		304,850	(a)
Total Beverages					794,200
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	350,000		330,312	(a)
Family Tree Escrow LLC, Senior Notes	5.750%	3/1/23	240,000		253,800	(a)
Total Food & Staples Retailing					584,112
Food Products — 1.7%
BRF SA, Senior Notes	4.750%	5/22/24	422,000		417,252	(a)(b)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	340,000		345,950	(a)(b)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	320,000		322,400	(a)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	260,000		265,850	(a)

See Notes to Financial Statements.

6	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	270,000	$244,215	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	230,000	227,930	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	410,000	411,025	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	300,000	316,875	(a)(b)
Virgolino de Oliveira Finance SA, Senior Secured Notes	10.875%	1/13/20	880,000	193,600	(a)(g)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	173,000	176,893	(a)(b)
Total Food Products				2,921,990
Household Products — 0.1%
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	180,000	194,400	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	60,000	54,113	(a)
Total Household Products				248,513
Tobacco — 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	320,000	271,200
Total Consumer Staples				4,820,015
Energy — 19.4%
Energy Equipment & Services — 1.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	560,000	540,400	(b)
CGG, Senior Notes	7.750%	5/15/17	142,000	134,190	(b)
CGG, Senior Notes	6.875%	1/15/22	200,000	163,500
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	110,000	101,750
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	240,000	189,600	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	280,000	233,100
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	230,000	67,850	(a)(c)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	510,000	151,725	(a)(c)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	110,000	74,044
Offshore Drilling Holding SA, Senior Secured Notes	8.625%	9/20/20	270,000	220,050	(a)
Parker Drilling Co., Senior Notes	7.500%	8/1/20	360,000	313,200
SESI LLC, Senior Notes	7.125%	12/15/21	330,000	332,475	(b)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	300,000	267,000	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	260,000	189,800	(a)(b)
Total Energy Equipment & Services				2,978,684
Oil, Gas & Consumable Fuels — 17.7%
Approach Resources Inc., Senior Notes	7.000%	6/15/21	70,000	64,225
Arch Coal Inc., Senior Notes	7.250%	6/15/21	420,000	123,900
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	170,000	136,000
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	190,000	196,175	(a)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
California Resources Corp., Senior Notes	5.500%	9/15/21	220,000	$201,850	(a)
California Resources Corp., Senior Notes	6.000%	11/15/24	620,000	555,675	(a)(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	180,000	192,600
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	200,000	205,000
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	280,000	287,350
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	350,000	386,313	(b)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	300,000	320,250	(b)
Comstock Resources Inc., Senior Notes	7.750%	4/1/19	350,000	218,750
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	250,000	156,250	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	480,000	502,200	(b)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	330,000	333,300
CrownRock LP/CrownRock Finance Inc., Senior Notes	7.750%	2/15/23	240,000	248,400	(a)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	405,694	445,756	(b)(f)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	570,000	673,854	(b)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	75,000	81,075	(b)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	60,000	57,894	(b)
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	300,000	240,000	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	130,000	161,178
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	130,000	149,500
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	100,000	105,945	(b)(h)
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	260,000	198,900	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	610,000	521,916	(a)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	288,000	300,058	(a)(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	770,000	596,750
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	590,000	451,350
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	130,000	142,675	(a)(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	320,000	335,200	(b)
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	120,000	95,400	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	790,000	707,050
MEG Energy Corp., Senior Notes	6.375%	1/30/23	560,000	534,800	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	380,000	260,300	(g)
Murray Energy Corp., Senior Secured Notes	9.500%	12/5/20	230,000	229,425	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	200,000	195,000	(a)
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	240,000	229,200

See Notes to Financial Statements.

8	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Natural Resource Partners LP/Natural Resource Partners Finance Corp., Senior Notes	9.125%	10/1/18	90,000	$85,950	(a)
New Gulf Resources LLC/NGR Finance Corp., Senior Secured Notes	11.750%	5/15/19	320,000	252,800
Oleoducto Central SA, Senior Notes	4.000%	5/7/21	200,000	198,500	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	720,000	532,800	(f)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	300,000	222,000	(a)(b)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	480,000	346,800	(b)(f)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	550,000	364,375	(a)(b)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	196,000	204,820	(f)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	120,000	125,400	(a)(b)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	440,000	453,200	(a)
Petrobras Global Finance BV, Senior Notes	3.250%	3/17/17	460,000	429,691
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	900,000	818,046
Petroleos de Venezuela SA, Bonds	6.000%	5/16/24	320,000	106,688	(f)
Petroleos de Venezuela SA, Senior Notes	8.500%	11/2/17	809,000	535,234	(f)
Petroleos Mexicanos, Notes	8.000%	5/3/19	3,980,000	4,799,880
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	750,000	765,000	(b)
Petroleos Mexicanos, Senior Notes	5.625%	1/23/46	270,000	277,560	(a)
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	390,000	462,150	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,555,000	1,728,076	(a)(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	570,000	612,037	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	380,000	384,841	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	860,000	856,990	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	390,000	41,925
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	530,000	564,640	(a)(b)
Rice Energy Inc., Senior Notes	6.250%	5/1/22	270,000	264,600
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	420,000	408,618	(a)(b)
RSP Permian Inc., Senior Notes	6.625%	10/1/22	580,000	586,525	(a)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	270,000	277,425
Samson Investment Co., Senior Notes	9.750%	2/15/20	310,000	106,950
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	1,130,000	1,042,425
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	210,000	170,100	(a)(b)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	850,000	925,612	(a)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	150,000	158,625
Teine Energy Ltd., Senior Notes	6.875%	9/30/22	120,000	107,400	(a)
Total Oil, Gas & Consumable Fuels				30,059,147
Total Energy				33,037,831

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Financials — 8.3%
Banks — 4.8%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	280,000		$297,412	(h)(i)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	470,000		648,079	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,000,000		1,146,250	(b)
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	200,000		213,843	(h)(i)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	80,000		81,680	(a)(b)(h)
Credit Agricole SA, Junior Subordinated Notes	7.875%	1/23/24	200,000		211,037	(a)(h)(i)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	390,000		465,075	(a)(b)(h)(i)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	360,000		370,620	(h)(i)
Industrial & Commercial Bank of China Ltd., Senior Notes	3.231%	11/13/19	260,000		264,623	(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	940,000		950,676	(a)(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	140,000		143,412	(b)(h)(i)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	270,000		277,762	(b)(h)(i)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	330,000		339,900	(b)(i)
Novo Banco SA, Senior Notes	5.875%	11/9/15	100,000	EUR	114,227	(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	200,000		251,000	(h)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	370,000		415,437	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	760,000		806,324	(b)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	150,000		178,665	(b)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	530,000	AUD	482,679	(b)(h)
Santander Issuances SAU, Notes	5.911%	6/20/16	200,000		207,383	(a)(b)
Wells Fargo & Co., Junior Subordinated Bonds	5.875%	6/15/25	210,000		222,075	(h)(i)
Total Banks					8,088,159
Capital Markets — 0.2%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	300,000		388,818	(b)
Consumer Finance — 0.8%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	129,000		154,800
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	410,000	EUR	462,747	(b)(f)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	250,000		286,250	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	240,000		279,900
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	140,000		141,050	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	120,000		97,200	(a)
Total Consumer Finance					1,421,947
Diversified Financial Services — 1.4%
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	530,000		549,875	(a)
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	70,000		72,537	(b)

See Notes to Financial Statements.

10	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	980,000		$1,123,325	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	90,000		112,050	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		527,750	(a)(b)(h)
Total Diversified Financial Services					2,385,537
Insurance — 0.5%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		200,925	(a)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	200,000		241,000	(a)(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	250,000		321,875	(a)(b)
Total Insurance					763,800
Real Estate Management & Development — 0.6%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	230,000		244,375	(b)(f)
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	340,000		355,300	(a)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	460,000		485,875	(a)
Total Real Estate Management & Development					1,085,550
Total Financials					14,133,811
Health Care — 3.9%
Health Care Equipment & Supplies — 0.9%
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	220,000		222,931	(a)(e)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	660,000	EUR	784,557	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	520,000		510,250
Total Health Care Equipment & Supplies					1,517,738
Health Care Providers & Services — 2.7%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	305,000		345,413	(b)
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	50,000		52,250
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	540,000		579,150	(b)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	380,000	GBP	614,412	(f)
DJO Finance LLC/DJO Finance Corp., Senior Notes	7.750%	4/15/18	80,000		81,600
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	480,000		499,200
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	70,000		72,100
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	430,000		457,950
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	160,000		164,800	(a)(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	550,000		574,062
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	120,000		129,750	(a)(b)
Kindred Healthcare Inc., Senior Secured Notes	8.750%	1/15/23	80,000		87,600	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	100,000	EUR	118,340	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	320,000		363,200
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	450,000		385,875
Total Health Care Providers & Services					4,525,702

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Pharmaceuticals — 0.3%
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	310,000		$319,688	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.500%	3/1/23	200,000		203,000	(a)
Total Pharmaceuticals					522,688
Total Health Care					6,566,128
Industrials — 11.8%
Aerospace & Defense — 0.8%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	470,000		411,250	(a)(b)
Ducommun Inc., Senior Notes	9.750%	7/15/18	230,000		247,250	(b)
Erickson Inc., Secured Notes	8.250%	5/1/20	466,000		382,120
GenCorp Inc., Secured Notes	7.125%	3/15/21	170,000		180,625
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	150,000		151,125	(a)
Total Aerospace & Defense					1,372,370
Air Freight & Logistics — 0.3%
XPO Logistics Inc., Senior Notes	7.875%	9/1/19	400,000		426,750	(a)
Airlines — 0.7%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	130,000		136,688	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	127,173		137,029	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	78,860		88,915	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	400,000	GBP	674,034	(b)(f)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	21,939		22,733
United Airlines Inc., Pass-Through Certificates, Notes	5.500%	10/29/20	190,256		202,147	(b)
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	2,460		2,712
Total Airlines					1,264,258
Building Products — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	310,000		277,450	(a)
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	250,000		235,625	(a)(b)
Total Building Products					513,075
Commercial Services & Supplies — 1.7%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	170,000		167,025	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	200,000		219,000	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	710,000		700,237
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	180,000		196,200	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	396,000		421,740	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	129,000		137,385	(a)(b)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	418,000		466,409	(b)

See Notes to Financial Statements.

12	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — continued
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	90,000		$96,750
West Corp., Senior Notes	5.375%	7/15/22	430,000		419,250	(a)
Total Commercial Services & Supplies					2,823,996
Construction & Engineering — 2.4%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	260,000	EUR	314,229	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	100,000	EUR	120,858	(f)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	400,000		302,000	(a)(b)
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	270,000		279,113	(a)
Empresas ICA SAB de CV, Senior Notes	8.875%	5/29/24	616,000		423,315	(a)(b)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	340,000		319,600	(a)(e)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	400,000		392,000	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	330,000		249,150	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,140,000		923,400	(a)(b)
Odebrecht Finance Ltd., Senior Notes	5.250%	6/27/29	762,000		607,695	(a)(b)
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.625%	10/1/22	192,480		149,422	(a)(b)
Total Construction & Engineering					4,080,782
Electrical Equipment — 0.3%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	230,000		241,500	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	200,000		203,500	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	120,745	(a)
Total Electrical Equipment					565,745
Industrial Conglomerates — 0.4%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	200,000		222,500	(a)(b)
Leucadia National Corp., Senior Notes	8.125%	9/15/15	40,000		41,451	(b)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	370,000		397,183	(a)(b)
Total Industrial Conglomerates					661,134
Machinery — 1.6%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	130,000		136,500	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	620,000		652,550	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	280,000		303,800
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	729,000	EUR	884,722	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	153,000	EUR	189,290	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	133,905	EUR	165,666	(f)
Onex Wizard Acquisition Co. II SCA, Senior Bonds	7.750%	2/15/23	190,000	EUR	223,782	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	200,000		211,500	(a)(b)
Total Machinery					2,767,810

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Marine — 0.5%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	214,000		$215,605	(c)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	460,000		462,300	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	240,000		237,600
Total Marine					915,505
Road & Rail — 1.2%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	270,000		272,700	(a)(b)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	370,000		362,600	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	210,000		217,088	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	119,212	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	510,000		527,850	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	280,000		243,600	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	348,000		366,270	(b)
Total Road & Rail					2,109,320
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	410,000		423,325	(b)
Transportation — 1.1%
CMA CGM, Senior Notes	8.500%	4/15/17	690,000		708,975	(a)(b)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	410,000		430,500	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	450,000		454,500	(a)(e)
Syncreon Group BV/Syncreon Global Finance U.S. Inc., Senior Notes	8.625%	11/1/21	370,000		329,300	(a)
Total Transportation					1,923,275
Transportation Infrastructure — 0.2%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	260,000		278,540	(a)(b)
Total Industrials					20,125,885
Information Technology — 2.3%
Electronic Equipment, Instruments & Components — 0.3%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	290,000		290,000
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	179,817	(a)
Total Electronic Equipment, Instruments & Components					469,817
Internet Software & Services — 0.4%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	130,000		127,400	(a)(e)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	250,000		276,875
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	198,000		210,623	(b)
Total Internet Software & Services					614,898

See Notes to Financial Statements.

14	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
IT Services — 0.9%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	300,000		$226,500	(a)
First Data Corp., Secured Notes	8.250%	1/15/21	160,000		172,400	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	610,000		730,475
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	246,000		287,820
Interactive Data Corp., Senior Notes	5.875%	4/15/19	180,000		181,125	(a)
Total IT Services					1,598,320
Semiconductors & Semiconductor Equipment — 0.1%
Micron Technology Inc., Senior Notes	5.250%	8/1/23	210,000		215,513	(a)
Software — 0.6%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	280,000		300,300	(a)
Audatex North America Inc., Senior Notes	6.000%	6/15/21	230,000		245,525	(a)(b)
Oberthur Technologies Holding SAS, Senior Secured Notes	9.250%	4/30/20	400,000	EUR	470,001	(a)
Total Software					1,015,826
Technology Hardware, Storage & Peripherals — 0.0%
Project Homestake Merger Corp., Senior Notes	8.875%	3/1/23	60,000		60,000	(a)
Total Information Technology					3,974,374
Materials — 14.7%
Chemicals — 1.1%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	235,000		244,400	(a)(b)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	160,000		162,800	(a)
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	160,000		150,800	(a)(e)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	118,000	EUR	133,864	(a)(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	180,000	EUR	219,781	(a)(b)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	120,000	EUR	146,521	(b)(f)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	260,000		279,630	(a)(b)
OCP SA, Senior Notes	5.625%	4/25/24	450,000		488,587	(a)(b)
Total Chemicals					1,826,383
Construction Materials — 1.6%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	220,000		213,180	(a)(b)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	100,000		96,900	(b)(f)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	560,000		641,536	(a)(b)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		458,240	(b)(f)
Cemex SAB de CV, Senior Secured Notes	5.700%	1/11/25	540,000		530,820	(a)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	220,000		222,007	(a)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	350,000		278,250	(a)
Hardwoods Acquisition Inc., Senior Secured Notes	7.500%	8/1/21	270,000		260,550	(a)
NWH Escrow Corp., Senior Secured Notes	7.500%	8/1/21	100,000		95,000	(a)
Total Construction Materials					2,796,483

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — 2.4%
Ardagh Finance Holdings SA, Senior Notes	8.625%	6/15/19	271,399		$283,612	(a)(e)
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,000,000	EUR	1,200,181	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	320,000		324,000	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	200,000		195,250	(a)
BWAY Holding Co., Senior Notes	9.125%	8/15/21	350,000		365,750	(a)
Coveris Holdings SA, Senior Notes	7.875%	11/1/19	400,000		408,000	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	40,000		41,600
Pactiv LLC, Senior Notes	7.950%	12/15/25	330,000		336,600
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	220,000		224,125	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	450,000		466,313
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	240,000		246,300	(a)(b)
Total Containers & Packaging					4,091,731
Metals & Mining — 8.1%
ArcelorMittal, Senior Notes	7.000%	2/25/22	10,000		11,327
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	270,000		263,925	(a)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	670,000		603,000	(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	250,000		259,766	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	490,000		518,755	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	300,000		299,122	(b)(f)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	200,000		199,415	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	270,000		253,463	(b)(f)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	250,000		234,688	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	360,000		324,999	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	540,000		526,500	(b)(f)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	90,000		85,388	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	380,000		319,200	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	270,000		264,654	(a)(b)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	330,000		26,400	(a)(c)(g)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	4,051		0	(c)(d)(j)
Prince Mineral Holding Corp., Senior Secured Notes	12.500%	12/15/19	170,000		170,850	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	420,000		407,925	(a)(b)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	260,000		330,772	(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	420,000		430,500
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	610,000		569,587	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	200,000		210,500	(a)(e)

See Notes to Financial Statements.

16	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	290,000	EUR	$343,185	(a)(e)
Schaeffler Holding Finance BV, Senior Secured Notes	6.750%	11/15/22	380,000		418,000	(a)(e)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	300,000		277,275	(a)(b)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	200,000		217,416	(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	730,000		775,625	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	180,000		163,562	(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	210,000		183,750	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	150,000		161,625	(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	230,000		204,700
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	230,000		238,625	(b)
Tupy Overseas SA, Senior Bonds	6.625%	7/17/24	250,000		227,925	(a)
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,277,000		2,278,138	(k)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	630,000		615,485	(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	450,000		447,750	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	100,000		100,750	(b)(f)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	850,000		777,750	(a)
Total Metals & Mining					13,742,297
Paper & Forest Products — 1.5%
Appvion Inc., Secured Notes	9.000%	6/1/20	730,000		504,612	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	62,000		73,259	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	160,000		169,726	(b)
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	200,000		201,500	(b)
Inversiones CMPC SA, Notes	4.750%	1/19/18	250,000		263,712	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	200,000		205,674	(a)(b)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	190,000		197,679	(a)(b)
Klabin Finance SA, Senior Notes	5.250%	7/16/24	290,000		283,316	(a)(b)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	230,000		223,100
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Bonds	11.750%	1/15/19	150,000		148,688
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	189,000		149,310
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	60,000		59,100
Total Paper & Forest Products					2,479,676
Total Materials					24,936,570
Telecommunication Services — 9.7%
Diversified Telecommunication Services — 4.6%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	1,224,000		1,086,178	(a)
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	280,000		311,240	(a)(b)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
CenturyLink Inc., Senior Notes	6.750%	12/1/23	250,000		$283,281	(b)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	50,000		47,875	(b)
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	380,000		398,810	(a)(b)
Empresa Nacional de Telecomunicaciones S.A., Senior Notes	4.875%	10/30/24	200,000		209,448	(a)(b)
Intelsat Jackson Holdings SA, Senior Bonds	5.500%	8/1/23	620,000		589,000
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	760,000		792,300	(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	150,000		157,688	(b)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	600,000		657,000	(b)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	90,000		95,738
Level 3 Financing Inc., Senoir Notes	5.625%	2/1/23	240,000		248,400	(a)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	220,000		242,000	(a)(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	380,000		346,750	(a)(b)
Turk Telekomunikasyon AS, Senior Bonds	3.750%	6/19/19	330,000		331,856	(a)(b)
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	220,000		222,860	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	375,581	(a)(b)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	180,000	EUR	225,349	(b)(f)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	390,000		447,579	(b)
Windstream Corp., Senior Notes	7.750%	10/1/21	220,000		223,300
Windstream Corp., Senior Notes	7.500%	4/1/23	270,000		266,625	(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	390,000		360,262
Total Diversified Telecommunication Services					7,919,120
Wireless Telecommunication Services — 5.1%
Altice Financing SA, Senior Secured Notes	5.250%	2/15/23	100,000	EUR	119,878	(a)
Altice Financing SA, Senior Secured Notes	6.625%	2/15/23	610,000		638,212	(a)
Altice Finco SA, Senior Notes	7.625%	2/15/25	200,000		208,602	(a)
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	340,000		376,154	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	540,000		569,025	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	340,000	EUR	405,208	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,865,000		1,979,231	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	630,000		733,950	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	590,000		612,125
Sprint Corp., Senior Notes	7.625%	2/15/25	1,200,000		1,218,000
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	315,000		328,388	(b)
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	120,000		128,011
T-Mobile USA Inc., Senior Notes	6.633%	4/28/21	20,000		21,350
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	550,000		575,031	(b)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	590,000		523,483	(f)

See Notes to Financial Statements.

18	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	200,000	$177,452	(a)(b)
Total Wireless Telecommunication Services				8,614,100
Total Telecommunication Services				16,533,220
Utilities — 4.5%
Electric Utilities — 1.5%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	660,000	726,000
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	200,000	210,900	(a)(b)
FirstEnergy Corp., Notes	7.375%	11/15/31	330,000	421,795	(b)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	58,281	61,924
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	450,000	488,250	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	280,000	330,050	(b)(f)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	47,983	48,462
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	200,000	201,238	(a)(b)
Total Electric Utilities				2,488,619
Gas Utilities — 0.7%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	200,000	205,000	(a)(b)
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	70,000	90,278	(b)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	440,000	439,450	(b)(f)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	470,000	506,284	(a)(b)
Total Gas Utilities				1,241,012
Independent Power and Renewable Electricity Producers — 2.3%
AES Gener SA, Notes	5.250%	8/15/21	250,000	269,494	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	180,000	188,100	(b)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	378,000	426,195	(a)(b)
Empresa Nacional de Electricidad SA, Senior Notes	4.250%	4/15/24	130,000	137,054	(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	590,000	635,359	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	500,000	502,500	(a)
Korea East-West Power Co., Ltd., Senior Notes	2.500%	6/2/20	400,000	400,501	(a)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	974,294	1,061,981	(b)
TerraForm Power Operating LLC, Senior Notes	5.875%	2/1/23	220,000	229,350	(a)
Total Independent Power and Renewable Electricity Producers				3,850,534
Total Utilities				7,580,165
Total Corporate Bonds & Notes (Cost — $156,602,033)				155,944,809
Convertible Bonds & Notes — 0.3%
Materials — 0.2%
Chemicals — 0.1%
Hercules Inc., Junior Subordinated Bonds	6.500%	6/30/29	90,000	82,519

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — 0.1%
Mirabela Nickel Ltd., Senior Secured Bonds	9.500%	6/24/19	305,870		$235,520	(a)(c)(e)
Total Materials					318,039
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes	9.000%	1/31/20	1,395,900	MXN	140,268	(a)
Total Convertible Bonds & Notes (Cost — $580,250)					458,307
Senior Loans — 3.0%
Consumer Discretionary — 0.9%
Hotels, Restaurants & Leisure — 0.2%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	300,000		306,187	(l)(m)
Specialty Retail — 0.6%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	140,000		98,980	(l)(m)
Petsmart Inc., Bridge Term Loan	—	4/1/16	890,000		890,000	(c)(d)(n)
Total Specialty Retail					988,980
Textiles, Apparel & Luxury Goods — 0.1%
TOMS Shoes LLC, Term Loan B	6.500%	10/28/20	180,000		166,500	(l)(m)
Total Consumer Discretionary					1,461,667
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	130,000		129,187	(l)(m)
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Westmoreland Coal Co., Term Loan B	7.500%	12/16/20	230,000		230,000	(l)(m)
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Physiotherapy Associates Holdings Inc., Exit Term Loan	11.000%	1/2/17	250,000		249,844	(c)(l)(m)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/25/21	290,000		285,650	(l)(m)
Total Health Care					535,494
Materials — 0.3%
Chemicals — 0.3%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	300,000	EUR	337,813	(l)(m)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	229,820		235,757	(l)(m)
Total Materials					573,570
Utilities — 1.3%
Independent Power and Renewable Electricity Producers — 1.3%
Energy Future Intermediate Holding Co., LLC, DIP Term Loan	4.250%	6/19/16	2,137,877		2,151,239	(l)(m)
Total Senior Loans (Cost — $5,178,601)					5,081,157

See Notes to Financial Statements.

20	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 31.1%
Argentina — 0.9%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,588,000		$1,589,039
Brazil — 2.5%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	5.750%	9/26/23	220,000		224,400	(a)(b)
Federative Republic of Brazil, Notes	10.000%	1/1/17	8,123,000	BRL	2,745,701
Federative Republic of Brazil, Senior Notes	8.000%	1/15/18	1,209,334		1,309,104	(k)
Total Brazil					4,279,205
Chile — 0.3%
Republic of Chile, Senior Notes	3.875%	8/5/20	412,000		451,140	(b)
Colombia — 2.0%
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,150,000		2,956,250	(k)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	180,000		219,600
Republic of Colombia, Senior Notes	7.375%	3/18/19	255,000		302,175
Total Colombia					3,478,025
Costa Rica — 0.2%
Republic of Costa Rica, Notes	7.000%	4/4/44	360,000		364,500	(a)
Croatia — 0.7%
Republic of Croatia, Notes	5.500%	4/4/23	550,000		593,532	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	260,000		292,175	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	210,000		226,622	(f)
Total Croatia					1,112,329
Dominican Republic — 0.2%
Dominican Republic, Senior Notes	5.500%	1/27/25	220,000		231,000	(a)
Dominican Republic, Senior Notes	6.850%	1/27/45	100,000		107,000	(a)
Total Dominican Republic					338,000
Ecuador — 0.3%
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	536,000		505,180	(a)
El Salvador — 0.1%
Republic of El Salvador, Notes	6.375%	1/18/27	190,000		194,038	(a)
Gabon — 0.1%
Gabonese Republic, Bonds	6.375%	12/12/24	250,000		240,312	(a)
Honduras — 0.1%
Republic of Honduras, Senior Notes	7.500%	3/15/24	200,000		211,250	(f)
Hungary — 1.2%
Republic of Hungary, Senior Notes	5.750%	11/22/23	1,528,000		1,776,300
Republic of Hungary, Senior Notes	5.375%	3/25/24	300,000		340,350
Total Hungary					2,116,650

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	21

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — 3.4%
Republic of Indonesia, Notes	3.750%	4/25/22	720,000		$748,800	(f)
Republic of Indonesia, Notes	5.250%	1/17/42	1,110,000		1,196,025	(f)
Republic of Indonesia, Notes	5.250%	1/17/42	680,000		732,700	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	100,000		113,500	(f)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	775,000		963,906	(f)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	1,727,000		2,024,908	(a)
Total Indonesia					5,779,839
Ivory Coast — 0.7%
Republic of Cote D’Ivoire, Bonds	5.375%	7/23/24	950,000		908,437	(a)
Republic of Cote D’Ivoire, Bonds	6.375%	3/3/28	240,000		239,100	(a)
Total Ivory Coast					1,147,537
Kenya — 0.2%
Republic of Kenya, Senior Notes	6.875%	6/24/24	260,000		276,510	(a)
Lithuania — 0.6%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	860,000		1,027,700	(a)
Mexico — 2.3%
United Mexican States, Bonds	8.000%	6/11/20	14,918,500	MXN	1,133,341	(b)
United Mexican States, Bonds	6.500%	6/9/22	1,780,200	MXN	126,680
United Mexican States, Bonds	10.000%	12/5/24	4,800,000	MXN	426,111
United Mexican States, Senior Notes	5.125%	1/15/20	220,000		247,170	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	520,000		543,400	(b)
United Mexican States, Senior Notes	4.000%	10/2/23	160,000		170,800
United Mexican States, Senior Notes	4.750%	3/8/44	1,230,000		1,315,930	(b)
Total Mexico					3,963,432
Pakistan — 0.5%
Republic of Pakistan, Bonds	7.250%	4/15/19	880,000		899,800	(a)
Panama — 0.4%
Republic of Panama, Senior Bonds	6.700%	1/26/36	459,000		609,896
Paraguay — 0.2%
Republic of Paraguay, Senior Notes	6.100%	8/11/44	360,000		399,150	(a)
Peru — 1.9%
Republic of Peru, Bonds	6.550%	3/14/37	321,000		427,732
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	1,200,000		1,642,500	(k)
Republic of Peru, Senior Bonds	8.750%	11/21/33	690,000		1,100,550
Republic of Peru, Senior Bonds	5.625%	11/18/50	79,000		97,664
Total Peru					3,268,446
Philippines — 0.9%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	660,000		810,975

See Notes to Financial Statements.

22	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Philippines — continued
Republic of the Philippines, Senior Bonds	3.950%	1/20/40	600,000	$635,250
Total Philippines				1,446,225
Poland — 1.5%
Republic of Poland, Senior Notes	6.375%	7/15/19	400,000	468,720
Republic of Poland, Senior Notes	5.125%	4/21/21	500,000	570,145
Republic of Poland, Senior Notes	5.000%	3/23/22	1,270,000	1,447,800
Total Poland				2,486,665
Russia — 3.2%
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	400,000	360,400	(a)(b)
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	42,000	60,316	(b)(f)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	2,585,613	2,775,784	(f)(k)
Russian Foreign Bond — Eurobond, Senior Notes	5.625%	4/4/42	2,600,000	2,223,000	(a)(b)
Total Russia				5,419,500
South Africa — 0.2%
Republic of South Africa, Senior Notes	5.875%	9/16/25	260,000	300,300
Sri Lanka — 0.5%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	610,000	631,350	(a)
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	210,000	211,575	(a)
Total Sri Lanka				842,925
Tunisia — 0.1%
Banque Centrale de Tunisie SA, Senior Bonds	5.750%	1/30/25	200,000	203,500	(a)
Turkey — 4.7%
Republic of Turkey, Notes	6.750%	5/30/40	25,000	31,094
Republic of Turkey, Senior Bonds	5.750%	3/22/24	260,000	291,200
Republic of Turkey, Senior Bonds	11.875%	1/15/30	575,000	1,019,360
Republic of Turkey, Senior Notes	6.875%	3/17/36	5,296,000	6,585,311	(k)
Total Turkey				7,926,965
Ukraine — 0.0%
Republic of Ukraine, Senior Notes	6.750%	11/14/17	113,000	49,319	(f)
Uruguay — 0.5%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	200,000	208,100
Republic of Uruguay, Senior Notes	4.500%	8/14/24	570,000	617,025
Total Uruguay				825,125
Venezuela — 0.7%
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,200,000	468,000	(k)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	1,617,000	614,460	(f)
Bolivarian Republic of Venezuela, Senior Notes	7.650%	4/21/25	233,000	85,045
Total Venezuela				1,167,505
Total Sovereign Bonds (Cost — $51,255,183)				52,920,007

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	23

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset Global Partners Income Fund Inc.

Security		Shares	Value
Common Stocks — 2.8%
Consumer Discretionary — 0.3%
Automobiles — 0.3%
Ford Motor Co.		18,914	$309,055
General Motors Co.		4,312	160,881
Total Automobiles			469,936
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.		19,194	0	*(c)(d)(j)
Total Consumer Discretionary			469,936
Energy — 0.3%
Energy Equipment & Services — 0.3%
KCAD Holdings I Ltd.		77,972,021	477,969	*(c)(d)
Financials — 1.7%
Banks — 1.7%
Citigroup Inc.		50,751	2,660,367
JPMorgan Chase & Co.		5,293	324,355
Total Financials			2,984,722
Health Care — 0.2%
Health Care Providers & Services — 0.2%
Physiotherapy Associates Holdings Inc.		3,500	290,500	*(c)(d)
Industrials — 0.3%
Marine — 0.3%
DeepOcean Group Holding AS		26,137	340,879	*(c)(d)
Horizon Lines Inc., Class A Shares		170,006	112,204	*(c)
Total Industrials			453,083
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.		837,929	55,654	*
Total Common Stocks (Cost — $5,067,533)			4,731,864

	Rate
Convertible Preferred Stocks — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Rex Energy Corp.	6.000%	2,000	98,080
SandRidge Energy Inc.	8.500%	1,900	96,539
Total Energy			194,619
Health Care — 0.0%
Pharmaceuticals — 0.0%
Actavis PLC	5.500%	57	58,482
Total Convertible Preferred Stocks (Cost — $435,038)			253,101

See Notes to Financial Statements.

24	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Security	Rate		Shares	Value
Preferred Stocks — 0.7%
Financials — 0.7%
Consumer Finance — 0.7%
GMAC Capital Trust I (Cost — $1,085,701)	8.125%		43,913	$1,143,055	(h)

		Expiration Date	Warrants
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	9,125	96,953
Jack Cooper Holdings Corp.		12/15/17	496	34,720	*(a)
Jack Cooper Holdings Corp.		5/6/18	228	15,960	*(a)
Total Warrants (Cost — $12,465)				147,633
Total Investments — 129.7% (Cost — $220,216,804#)				220,679,933
Liabilities in Excess of Other Assets — (29.7)%				(50,543,669)
Total Net Assets — 100.0%				$170,136,264

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)	Illiquid security.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(f)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(g)	The coupon payment on these securities is currently in default as of February 28, 2015.

(h)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Value is less than $1.

(k)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(l)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(m)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	All or a portion of this loan is unfunded as of February 28, 2015. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	25

Schedule of investments (unaudited) (cont’d)

February 28, 2015

Western Asset Global Partners Income Fund Inc.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
DIP	— Debtor-in-Possession
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso

Summary of Investments by Country**
United States	40.4%
Brazil	6.8
Mexico	6.7
United Kingdom	4.5
Turkey	4.0
Russia	3.7
Indonesia	3.5
Colombia	2.9
Luxembourg	2.5
Peru	1.9
France	1.9
Germany	1.8
Chile	1.7
Poland	1.3
India	1.0
Hungary	1.0
China	0.9
Italy	0.9
Argentina	0.9
Venezuela	0.9
Ireland	0.8
Malaysia	0.8
Australia	0.7
Philippines	0.6
South Africa	0.6
Canada	0.5
Ivory Coast	0.5
Croatia	0.5
Lithuania	0.5
Pakistan	0.4
Netherlands	0.4
Singapore	0.4

See Notes to Financial Statements.

26	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Western Asset Global Partners Income Fund Inc.

Summary of Investments by Country** (continued)
Sri Lanka	0.4%
Uruguay	0.4
Switzerland	0.3
United Arab Emirates	0.3
Panama	0.3
Hong Kong	0.2
Ecuador	0.2
Morocco	0.2
Trinidad and Tobago	0.2
South Korea	0.2
Paraguay	0.2
Costa Rica	0.2
Norway	0.1
Dominican Republic	0.1
Kenya	0.1
Qatar	0.1
Gabon	0.1
Bahamas	0.1
Honduras	0.1
Spain	0.1
Tunisia	0.1
El Salvador	0.1
Portugal	0.0	‡
Ukraine	0.0	‡
	100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of February 28, 2015 and are subject to change.

‡	Repressents less than 0.1%.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	27

Statement of assets and liabilities (unaudited)

February 28, 2015

Assets:
Investments, at value (Cost — $220,216,804)	$220,679,933
Foreign currency, at value (Cost — $485,384)	471,909
Cash	3,939,705
Interest and dividends receivable	4,139,051
Receivable for securities sold	2,816,349
Unrealized appreciation on forward foreign currency contracts	411,896
Deposits with brokers for open futures contracts	307,015
Deposits with brokers for centrally cleared swap contracts	1,392
Prepaid expenses	23,423
Total Assets	232,790,673

Liabilities:
Loan payable (Note 5)	44,000,000
Payable for open reverse repurchase agreements (Note 3)	14,189,110
Payable for securities purchased	4,097,195
Investment management fee payable	135,441
Interest payable (Notes 3 and 5)	75,962
Deposits from brokers for reverse repurchase agreements	67,000
Payable to broker — variation margin on open futures contracts	33,313
Unrealized depreciation on forward foreign currency contracts	20,398
Directors’ fees payable	410
Accrued expenses	35,580
Total Liabilities	62,654,409
Total Net Assets	$170,136,264

Net Assets:
Par value ($0.001 par value, 15,586,783 shares issued and outstanding; 100,000,000 shares authorized)	$15,587
Paid-in capital in excess of par value	205,752,281
Overdistributed net investment income	(732,323)
Accumulated net realized loss on investments, futures contracts and foreign currency transactions	(35,627,229)
Net unrealized appreciation on investments, futures contracts and foreign currencies	727,948
Total Net Assets	$170,136,264

Shares Outstanding	15,586,783

Net Asset Value	$10.92

See Notes to Financial Statements.

28	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended February 28, 2015

Investment Income:
Interest	$7,848,977
Dividends	95,240
Total Investment Income	7,944,217

Expenses:
Investment management fee (Note 2)	909,180
Interest expense (Notes 3 and 5)	248,738
Legal fees	145,533
Audit and tax fees	39,227
Transfer agent fees	26,248
Shareholder reports	19,404
Directors’ fees	12,355
Stock exchange listing fees	10,586
Fund accounting fees	9,182
Custody fees	7,132
Commitment fees (Note 5)	6,225
Insurance	2,139
Miscellaneous expenses	5,576
Total Expenses	1,441,525
Net Investment Income	6,502,692

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(4,593,858)
Futures contracts	(642,375)
Foreign currency transactions	2,263,627
Net Realized Loss	(2,972,606)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(12,613,747)
Futures contracts	(30,593)
Foreign currencies	81,588
Change in Net Unrealized Appreciation (Depreciation)	(12,562,752)
Net Loss on Investments, Futures Contracts and Foreign Currency Transactions	(15,535,358)
Decrease in Net Assets from Operations	$(9,032,666)

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	29

Statements of changes in net assets

For the Six Months Ended February 28, 2015 (unaudited) and the Year Ended August 31, 2014	2015	2014

Operations:
Net investment income	$6,502,692	$13,998,614
Net realized loss	(2,972,606)	(1,160,559)
Change in net unrealized appreciation (depreciation)	(12,562,752)	10,691,611
Increase (Decrease) in Net Assets from Operations	(9,032,666)	23,529,666

Distributions to Shareholders From (Note 1):
Net investment income	(6,780,251)	(13,551,345)
Return of capital	—	(1,411,969)
Decrease in Net Assets from Distributions to Shareholders	(6,780,251)	(14,963,314)
Increase (Decrease) in Net Assets	(15,812,917)	8,566,352

Net Assets:
Beginning of period	185,949,181	177,382,829
End of period*	$170,136,264	$185,949,181
*Includes overdistributednet investment income of:	$(732,323)	$(454,764)

See Notes to Financial Statements.

30	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended February 28, 2015

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net decrease in net assets resulting from operations	$(9,032,666)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(44,019,053)
Sales of portfolio securities	40,282,241
Payment-in-kind	(151,181)
Net amortization of premium (accretion of discount)	344,753
Increase in receivable for securities sold	(2,816,349)
Decrease in interest and dividends receivable	165,927
Decrease in receivable from broker — variation margin on open futures contracts	8,125
Increase in prepaid expenses	(8,524)
Increase in deposits with brokers for centrally cleared swap contracts	(1,392)
Increase in payable for securities purchased	3,996,295
Decrease in investment management fee payable	(29,215)
Decrease in Directors’ fees payable	(1,218)
Increase in interest payable	44,977
Increase in deposits from brokers for reverse repurchase agreements	67,000
Decrease in accrued expenses	(96,248)
Increase in payable to broker — variation margin on open futures contracts	33,313
Net realized loss on investments	4,593,858
Change in unrealized appreciation of investments and forward foreign currency transactions	12,511,743
Net Cash Provided by Operating Activities*	5,892,386

Cash Flows from Financing Activities:
Distributions paid on common stock	(6,780,251)
Increase in loan payable	5,000,000
Decrease in payable for reverse repurchase agreements	(425,500)
Net Cash Used in Financing Activities	(2,205,751)
Net Increase in Cash	3,686,635
Cash at Beginning of Period	724,979
Cash at End of Period	$4,411,614

*	Included in operating expenses is cash of $204,861 paid for interest and commitment fees on borrowings.

See Notes to Financial Statements.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	31

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:
	2015[1,2]	2014[2]	2013[2]	2012	2011	2010

Net asset value, beginning of period	$11.93	$11.38	$12.11	$11.59	$11.62	$10.06

Income (loss) from operations:
Net investment income	0.42	0.90	0.98	1.07	1.10	1.21
Net realized and unrealized gain (loss)	(0.99)	0.61	(0.60)	0.59	0.01	1.49
Total income (loss) from operations	(0.57)	1.51	0.38	1.66	1.11	2.70

Less distributions from:
Net investment income	(0.44) [3]	(0.87)	(1.11)	(1.14)	(1.14)	(1.14)
Return of capital	—	(0.09)	—	—	—	—
Total distributions	(0.44)	(0.96)	(1.11)	(1.14)	(1.14)	(1.14)

Net asset value, end of period	$10.92	$11.93	$11.38	$12.11	$11.59	$11.62

Market price, end of period	$9.74	$11.08	$10.61	$13.63	$12.19	$12.55
Total return, based on NAV[4,5]	(4.80)%	13.73%	2.87%	15.33%	9.64%	27.90%
Total return, based on Market Price[6]	(8.20)%	13.82%	(14.79)%	23.03%	6.58%	35.62%

Net assets, end of period (000s)	$170,136	$185,949	$177,383	$188,080	$179,301	$178,838

Ratios to average net assets:
Gross expenses	1.67%[7]	1.50%	1.48%	1.53%	1.66%	1.91%
Net expenses[8]	1.67 [7]	1.50	1.48	1.53	1.66	1.91
Net investment income	7.53 [7]	7.63	7.97	9.32	9.10	10.77

Portfolio turnover rate	18%	33%	39%	37%	56%	65%

Supplemental data:
Loans Outstanding, End of Period (000s)	$44,000	$39,000	$39,000	$39,000	$39,000	$33,000
Asset Coverage (000s)	$214,136	$224,949	$216,383	$227,080	$218,301	$211,838
Asset Coverage for Loan Outstanding	487%	577%	555%	582%	560%	642%
Weighted Average Loan (000s)	$42,619	$39,000	$39,000	$39,000	$34,085	$33,000
Weighted Average Interest Rate on Loans	0.91%	0.87%	0.90%	0.95%	0.94%	1.18%

[1]	For the six months ended February 28, 2015 (unaudited).

[2]	Per share amounts have been calculated using the average shares method.

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

32	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Partners Income Fund Inc. (the “Fund”) was incorporated in Maryland on September 3, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

34	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$23,810,846	$425,964		$24,236,810
Materials	—	24,936,570	0	*	24,936,570
Other corporate bonds & notes	—	106,771,429	—		106,771,429
Convertible bonds & notes	—	458,307	—		458,307
Senior loans	—	5,081,157	—		5,081,157
Sovereign bonds	—	52,920,007	—		52,920,007
Common stocks:
Consumer discretionary	$469,936	—	0	*	469,936
Energy	—	—	477,969		477,969
Health care	—	—	290,500		290,500
Industrials	112,204	—	340,879		453,083
Other common stocks	3,040,376	—	—		3,040,376
Convertible preferred stocks:
Energy	96,539	98,080	—		194,619
Health care	58,482	—	—		58,482
Preferred stocks	1,143,055	—	—		1,143,055
Warrants	—	147,633	—		147,633
Total investments	$4,920,592	$214,224,029	$1,535,312		$220,679,933
Other financial instruments:
Futures contracts	$12,253	—	—		$12,253
Forward foreign currency contracts	—	$411,896	—		411,896
Total other financial instruments	$12,253	$411,896	—		$424,149
Total	$4,932,845	$214,635,925	$1,535,312		$221,104,082

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Futures contracts	$99,448	—	—		$99,448
Forward foreign currency contracts	—	$20,398	—		20,398
Total	$99,448	$20,398	—		$119,846

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

The Fund’s policy is to recognize transfers between levels as of the end of reporting period. At February 28, 2015, securities valued at $98,080 were transferred from Level 1 to Level 2 within the fair value hierarchy because of the unavailability of a quoted price in an active market for an identical investment.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount.

36	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(f) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 28, 2015, the Fund had sufficient cash and/or securities to cover these commitments.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of February 28, 2015, the Fund did not hold any credit default swaps to sell protection.

(h) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized

38	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of February 28, 2015, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $20,398. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s

40	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 28, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional sub-advisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average weekly net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Singapore, Western Japan and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western asset pays Western Singapore, Western Japan and Western Asset Limited a subadvisory fee of 0.30% on the assets managed by each subadvisor.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended February 28, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$44,019,053
Sales	40,282,241

At February 28, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$14,077,980
Gross unrealized depreciation	(13,614,851)
Net unrealized appreciation	$463,129

At February 28, 2015, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell:
U.S. Treasury 5-Year Notes	64	6/15	$7,646,253	$7,634,000	$12,253
U.S. Treasury 10-Year Notes	162	6/15	20,603,646	20,703,094	(99,448)
Net unrealized depreciation on open futures contracts					$(87,195)

Transactions in reverse repurchase agreements for the Fund during the six months ended February 28, 2015 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$14,445,350	0.79%	$14,614,610

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.55% to 0.85% during the six months ended February 28, 2015. Interest expense incurred on reverse repurchase agreements totaled $56,340.

42	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

At February 28, 2015, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.75%	6/10/14	TBD	*	$7,872,410
Credit Suisse	0.85%	6/10/14	TBD	*	3,764,000
Credit Suisse	0.75%	7/17/14	TBD	*	1,342,200
JPMorgan Chase & Co.	0.55%	12/19/14	TBD	*	811,500
JPMorgan Chase & Co.	0.85%	12/19/14	TBD	*	399,000
					$14,189,110

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On February 28, 2015, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $16,809,581.

At February 28, 2015, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,140,944	BRL	8,397,000	Citibank N.A.	3/13/15	$192,807
USD	851,441	MXN	12,500,000	Deutsche Bank AG	3/13/15	14,642
USD	1,621,031	EUR	1,427,030	BNP Paribas SA	5/13/15	22,735
USD	3,091,433	EUR	2,705,340	Citibank N.A.	5/13/15	61,411
USD	803,290	GBP	526,927	Citibank N.A.	5/13/15	(9,809)
USD	5,311,869	EUR	4,647,500	UBS AG	5/13/15	106,599
USD	840,222	GBP	551,367	UBS AG	5/13/15	(10,589)
INR	105,283,315	SGD	2,268,548	Deutsche Bank AG	5/15/15	13,702
Total						$391,498

Abbreviations used in this table:
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
MXN	— Mexican Peso
SGD	— Singapore Dollar
USD	— United States Dollar

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 28, 2015.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$12,253	—	$12,253
Forward foreign currency contracts	—	$411,896	411,896
Total	$12,253	$411,896	$424,149

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$99,448	—	$99,448
Forward foreign currency contracts	—	$20,398	20,398
Total	$99,448	$20,398	$119,846

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended February 28, 2015. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(642,375)	—	$(642,375)
Forward foreign currency contracts[1]	—	$2,473,623	2,473,623
Total	$(642,375)	$2,473,623	$1,831,248

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$(30,593)	—	$(30,593)
Forward foreign currency contracts[1]	—	$102,004	102,004
Total	$(30,593)	$102,004	$71,411

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

44	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

During the six months ended February 28, 2015, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$28,220,675
Forward foreign currency contracts (to buy)	829,997
Forward foreign currency contracts (to sell)	18,000,437

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at February 28, 2015:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$411,896	—	$411,896

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at February 28, 2015:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$33,313	$(33,313)	—
Forward foreign currency contracts	20,398	—	$20,398
Total	$53,711	$(33,313)	$20,398

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

Effective November 25, 2014, the Fund has a revolving credit agreement (“Credit Agreement”) with State Street Bank and Trust Company that allows the Fund to borrow up to an aggregate amount of $55,000,000. This Credit Agreement renews daily for a 270-day term unless notice to the contrary is given to the Fund. The Fund pays a commitment fee at an annual rate of 0.10% on the unutilized portion of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of State Street Bank and Trust Company. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early

Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the Credit Agreement for the period ended February 28, 2015 was $109,595. For the period November 25, 2014 through February 28, 2015, the Fund incurred a commitment fee in the amount of $2,934. At February 28, 2015, the Fund had $44,000,000 of borrowings outstanding per the Credit Agreement. For the period ended February 28, 2015, based on the number of days during the reporting period that the Fund had an outstanding balance under this Credit Agreement, the average daily loan balance was $44,000,000 and the weighted average interest rate was 0.95%.

Prior to November 25, 2014, the Fund had a revolving credit agreement (“Prior Credit Agreement”) with Bank of America N.A. that allowed the Fund to borrow up to an aggregate amount of $55,000,000. The Prior Credit Agreement was terminated by the Fund effective November 25, 2014. Under the Prior Credit Agreement, the Fund paid a commitment fee at an annual rate of 0.10% on the unutilized portion of the loan commitment amount and the interest on the loan was calculated at a variable rate based on the LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund was required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Bank of America N.A. Interest expense related to the Prior Credit Agreement for the period September 1, 2014 through November 24, 2014 was $82,803. For the period September 1, 2014 through November 24, 2014, the Fund incurred a commitment fee in the amount of $3,291. For the period ended November 24, 2014, based on the number of days during the reporting period that the Fund had an outstanding balance under the Prior Credit Agreement, the average daily loan balance was $41,058,824 and the weighted average interest rate was 0.87%.

6. Distributions subsequent to February 28, 2015

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/20/15	3/27/15	$0.0725
4/17/15	4/24/15	$0.0725
5/22/15	5/29/15	$0.0725

7. Capital loss carryforward

As of August 31, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
8/31/2017	$(4,307,290)
8/31/2018	(26,932,997)
$(31,240,287)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $431,594, which have no expiration date, must be used first to offset any such gains.

46	Western Asset Global Partners Income Fund Inc. 2015 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Global Partners Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 12 and 13, 2014, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Western Asset Global Partners Income Fund Inc.	47

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation

48	Western Asset Global Partners Income Fund Inc.

and the particular investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 5-year periods ended June 30, 2014 in each case was ranked in the fourth quintile of the funds in the Performance Universe for that period and was worse than the Performance Universe median performance for that performance measurement period. The Lipper Performance Information further showed that the Fund’s performance was ranked in the fifth quintile of the funds in the Performance Universe for the 3-year period ended June 30, 2014 and in the second quintile of the funds in the Performance Universe for the 10-year period ended such date. The Fund’s performance relative to the Performance Universe for the 5-year period was worse than the Performance Universe median for that period but was better than the Performance Universe median for the 10-year period. In these rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among funds in the Performance Universe. The Board noted that the Fund’s performance for the 10-year period was achieved, in part, by a predecessor portfolio management team. In assessing the Fund’s performance, the Board considered the Manager’s explanation of the Fund’s underperformance relative to the Performance Universe for the 1-, 3- and 5-year periods. The Board also considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark in each of the 1-, 3-, 5 and 10- year periods ended June 30, 2014.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year would be consistent with the interests of the Fund and its shareholders.

Western Asset Global Partners Income Fund Inc.	49

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and fifteen other leveraged high yield closed-end funds, as classified by Lipper. The sixteen funds in the Expense Group had average net common share assets ranging from $140.0 million to $630.0 million. Ten of the other Performance Universe funds were larger than the Fund and five were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Fund’s contractual Management Fee was ranked thirteenth among the funds in the Expense Group (first being lowest and, therefore, best in these expense component rankings). The Lipper Expense Information also showed that the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked seventh among the funds in the Expense Group compared on the basis of common share assets only and was ranked ninth among the funds in the Expense Group on the basis of common share and leveraged assets. The Fund’s actual total expenses ranked second among the funds in the Expense Group compared on the basis of common share assets only and ranked fifth among the funds in the Expense Group compared on the basis of common share and leveraged assets. The Fund’s contractual Management Fee was worse (i.e., higher) than the Expense Universe median for that expense component. The Fund’s actual Management Fee was better than the Expense Group median for that expense component when compared on the basis of common share assets only but was worse than the Expense Group median when compared on the basis of common share and leveraged assets. The Fund’s actual total expenses whether compared on a common share assets only basis or on the basis of common share and leveraged assets were better than the Expense Group median. The

50	Western Asset Global Partners Income Fund Inc.

Manager noted, among other things, that the Fund’s total expenses were lower than the Expense Group average for that expense component based on common share and leveraged assets and that the Fund’s actual Management Fee was lower than the Expense Group average for that expense component whether compared on a common share assets only basis or on the basis of common share and leveraged assets.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2014 and March 31, 2013. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s

Western Asset Global Partners Income Fund Inc.	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 2 percent during the period covered by the analysis but remained at a level that was not considered to be excessive by the Board in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund by the Manager and the Sub-Advisers.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

52	Western Asset Global Partners Income Fund Inc.

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Global Partners Income Fund Inc. was held on December 15, 2014, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	12,711,629	754,353
Paolo M. Cucchi	12,721,728	744,254
Leslie H. Gelb	12,704,172	761,810

At February 28, 2015, in addition to Carol L. Colman, Paolo M. Cucchi and Leslie H. Gelb the other Directors of the Fund were as follows:

Robert D. Agdern*

Daniel P. Cronin

Kenneth D. Fuller

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

*	Effective January 1, 2015, Mr. Agdern became a Director.

Western Asset Global Partners Income Fund Inc.	53

Dividend reinvestment and cash purchase plan (unaudited)

1. Each shareholder initially purchasing shares of common stock (“Shares”) of Western Asset Global Partners Income Fund Inc. (“Fund”), on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment and Cash Purchase Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange (“NYSE”) trading day (a NYSE trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the NYSE on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

5. If (i) the Agent has not invested the full distribution amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

54	Western Asset Global Partners Income Fund Inc.

6. In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per Share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per Share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. Participants have the option of making additional cash payments to the Agent, monthly, in a minimum amount of $250, for investment in Shares. The Agent will use all such funds received from Participants to purchase Shares in the open market on or about the first business day of each month. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Agent, Participants should send in voluntary cash payments to be received by the Agent approximately 10 days before an applicable purchase date specified above. A Participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

8. Purchases by the Agent pursuant to paragraphs 4 and 7 above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

9. The Agent will maintain all Participants’ accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

Western Asset Global Partners Income Fund Inc.	55

Dividend reinvestment and cash purchase plan (unaudited) (cont’d)

10. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

11. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

12. The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

13. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than 10 days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment date for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge.

14. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

56	Western Asset Global Partners Income Fund Inc.

15. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

16. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

17. All correspondence concerning the Plan should be directed to the Agent at 6201 15th Avenue, Brooklyn, New York 11219.

Western Asset Global Partners Income Fund Inc.	57

Western Asset

Global Partners Income Fund Inc.

Directors

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Officers

Kenneth D. Fuller

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective January 1, 2015, Mr. Agdern became a Director.

Western Asset Global Partners Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GDF

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global Partners Income Fund Inc.

Western Asset Global Partners Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Partners Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WAS04030 4/15 SR15-2464

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Partners Income Fund Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 15, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	April 15, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	April 15, 2015